Exhibit 99.2

Phase 2 Topline Results Preventive Treatment of Episodic Migraine October 2023 ABP - 450 ( prabotulinumtoxinA)

2 Forward Looking Statements Certain statements in this presentations may be considered forward - looking statements . Forward - looking statements generally relate to future events or AEON’s future financial or operating performance . For example, statements regarding continued listing on the New York Stock Exchange American, the anticipated timing of clinical results, the impact of current financing arrangements, the competitive environment in which AEON operates, AEON’s expected capital resources and liquidity needs and the expected future operating and financial performance and market opportunities of AEON are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as "pro forma", "may", "should", "could", "might", "plan", "possible", "project", "strive", "budget", "forecast", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward - looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by AEON and its management, are inherently uncertain . Factors that may cause actual results to differ materially from current expectations include, but are not limited to : (i) the outcome of any legal proceedings that may be instituted against AEON or others ; (ii) AEON’s ability to continue to meet continued stock exchange listing standards ; (iii) costs related to being a public company ; (iv) changes in applicable laws or regulations ; (v) the possibility that AEON may be adversely affected by other economic, business, regulatory, and/or competitive factors ; (vi) AEON’s estimates of expenses and profitability ; (vii) the evolution of the markets in which AEON competes ; (viii) the ability of AEON to implement its strategic initiatives, including the continued development of ABP - 450 ; (ix) the ability of AEON to defend its intellectual property ; (x) the ability of AEON to satisfy regulatory requirements ; (xi) the impact of adverse geopolitical and macroeconomic developments, such as the COVID - 19 pandemic, the Israel - Hamas conflict, the Ukraine - Russia conflict and related sanctions, actual and anticipated changes in interest rates, economic inflation and the responses by central banking authorities to control such inflation on AEON’s business ; and (xii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in the Company’s prospectus and in subsequent filings with the Securities and Exchange Commission . Nothing in this presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they are made . AEON does not undertake any duty to update these forward - looking statements

Phase 2 Data in Episodic Migraine Provides Confidence to Move to Phase 3

Primary Endpoint

- Mean reduction in monthly migraine days (MMD) of 4.8 days (150U) and 5.0 days (195U) was numerically superior to placebo (4.2 days) at weeks 21-24, but did not meet statistical significance

Key Secondary Endpoint and **Exploratory Endpoint** hit statistical significance

- ✓ 69% of patients receiving the 195U dose achieved a 50% or greater reduction in MMDs, which was statistically significant to placebo at 52% (p=0.0132); 37% of patients receiving the 150U dose and 34% of patients receiving the 195U dose achieved a 75% or greater reduction in MMDs, which was statistically significant to placebo at 23% (p=0.0245, p=0.0439, respectively)
- ✓ Patient global assessment – statistically significant for both 150U (p=0.0436) and 195U (p=0.0028)

Observations

- ✓ Change in MMD over time shows: 1) evidence of a dose response in favor of 195U and 2) durability of response over weeks 13-24 (after administration of the 2nd dose cycle)
- ✓ Numerical reduction of 4.8-5.0 MMDs is higher than all Phase 3 CGRP studies
- ✓ High placebo response (4.2 MMDs) possibly due to inclusion of high number of naïve patients

AEON BIOPHARMA
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4 Addressable Patient Population ~3x Higher with Episodic Indication 1. Prevention of chronic migraine is currently approved indication for Botox 2. No botulinum toxin is approved for prevention of episodic migraine 1.6M Total Addressable Patients 260M People 2020 US 18+ Population 40M Patients (15%) Estimated Migraine and severe HA Patients 9.4M Patients (24%) Episodic Migraine (<15 HA days and 6 - 14 M days month) 4.0M Patients (10%) Chronic Migraine (15+ HA days and 8+ M days /month) 2.2M Patients (56%) Diagnosed Prevalence 3.7M Patients (39%) Diagnosed Prevalence 820k Patients (37%) Treated Patients (Prophylactic) 740k Patients (20%) Treated Patients (Prophylactic) Chronic Migraine 1 Episodic Migraine 2

Overview of Phase 2 Study in Episodic and Chronic Migraine

Objective: To evaluate the efficacy and safety of ABP-450 in EM and CM

Study Design

- N = 765
- ~60 sites in US, Canada & Australia
- Includes both EM & CM patients
- # headache days and migraine days/month established during 4-week baseline prior to randomization
- 3 arms: 150 Units, 195 Units, PBO
- 2 injection cycles, 3 months apart
- 6-month treatment duration
- **Novel injection paradigm:**
  - 22 injection sites (ABP-450 low dose)
  - vs. 31 injections for Botox[1]



Randomized Double-Blinded Placebo-Controlled Study
R
150 Units ABP-450 n= 255
195 Units ABP-450 n= 255
Placebo n= 255
Open Label Extension Study
4 treatments of ABP-450



4-week Screening
4-week Baseline
Randomized
12 weeks
24 weeks
Primary Efficacy Endpoint
52 weeks

Endpoints

Primary:

- **Mean change of monthly migraine days (MMD) on weeks 21-24**
- Incidence of TEAEs throughout study compared to placebo

Secondary:

- Percentage of patients with reduction from baseline of ≥50%, 75%, 100% in mean number of MMD throughout the study
- Mean change of monthly headache days (MHD) on weeks 21-24
- Change in use of rescue medications from baseline

Exploratory:

- Change in PGI-S, PGI-C, MIDAS, etc.

AEON BIOPHARMA

[1] Dodick, et. al.; OnabotulinumtoxinA for Treatment of Chronic Migraine; Headache (2010); volume 50(6):919-1102

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6 Phase 2 Program Stratified for Episodic and Chronic Migraine Headache Day is defined as: Migraine Day or Non - Migraine Headache Day Migraine Day is defined as: • At least 4 continuous hours of headache over the course of 1 Calendar Day per ICHD - 3 Criteria: o Migraine without aura o Migraine with aura o Probable migraine (protocol specific, as there is no 4 - hour requirement per ICHD - 3 Criteria) • Treatment - aborted migraine per ICHD - 3 Criteria (<4 hours in duration) Non - Migraine Headache Day is defined as: • At least 4 continuous hours of headache of at least moderate intensity over the course of 1 Calendar Day and does not meet criteria for a migraine day, or a day with a headache that is successfully treated with an acute medication not specific to migraine. Episodic Migraine N=305 <15 headache days / month And 6 - 14 migraine days / month 150 U N=99 195 U N=108 Placebo N=98 Final Analysis of the Episodic Cohort Fall 2023 Chronic Migraine N=~465 ≥ 15 headache days / month And ≥ 8 migraine days / month 150 U N=155 195 U N=155 Placebo N=155 Final Analysis of the Chronic Cohort Anticipated 2024 Randomization and Stratified for Episodic Migraine and Chronic Migraine

7 Phase 2 Episodic Migraine: Subject Disposition Disposition Analysis Placebo n (%) ABP - 450 150 units n (%) ABP - 450 195 units n (%) Total n (%) Randomized 98 99 108 305 Safety Analysis Set 97 (99.0) 99 (100) 109 (101) 305 (100) Full Analysis Set ( Fas *) 98 (100) 99 (100) 108 (100) 305 (100) Study Completed 86 (87.8) 84 (84.8) 90 (83.3) 260 (85.2) Study Discontinued 12 (12.2) 15 (15.2) 18 (16.7) 45 (14.8) Modified Full Analysis Set ( mFAS *) 90 (91.8) 92 (92.9) 96 (88.9) 278 (91.1) Per Protocol Analysis Set (PP) 82 (83.7) 83 (83.8) 86 (79.6) 251 (82.3) Primary Reasons For Study Discontinuation Adverse Event 0 1 (1.0) 3 (2.8) 4 (1.3) Withdrew Consent 7 (7.1) 6 (6.1) 11 (10.2) 24 (7.9) Lost To Follow - up 5 (5.1) 7 (7.1) 4 (3.7) 16 (5.2) Other 0 1 (1.0) 0 1 (0.3) * FAS is the same as intent to treat population (ITT) and mFAS is the same as modified ITT ( mITT ) mFAS – patients have received at least 2 doses of study medication Prespecified statistical analysis used mFAS for all primary and key secondary efficacy endpoint assessments

Demographics and Baseline Characteristics

Parameter	Placebo (N=90)	ABP-450 150 units (N=92)	ABP-450 195 units (N=96)	Total (N=278)
Mean Age (SD)	47.0 (12.43)	45.0 (11.52)	44.9 (11.75)	45.6 (11.90)
Female (%)	76 (84.4)	74 (80.4)	81 (84.4)	231 (83.1)
Race, n (%)				
White	80 (88.9)	76 (82.6)	82 (85.4)	238 (85.6)
Black or African American	7 (7.8)	12 (13.0)	11 (11.5)	30 (10.8)
Asian	3 (3.3)	0	2 (2.1)	5 (1.8)
Other	0	4 (4.3)	1 (1.0)	5 (1.8)
MEAN BMI (kg/m^2) (SD)	28.49 (5.369)	28.04 (4.393)	28.58 (4.960)	28.37 (4.909)
Number 0f Headache Days at Baseline	10.7 (2.07)	10.8 (2.21)	10.2 (2.13)	10.6 (2.15)
Number of Migraine Days at Baseline	9.4 (2.19)	9.9 (2.30)	8.9 (2.02)	9.4 (2.20)

Headache Day is defined as: Migraine Day or Non-Migraine Headache Day
Migraine Day is defined as:
- At least 4 continuous hours of headache over the course of 1 Calendar Day per ICHD-3 Criteria:
  - o Migraine without aura
  - o Migraine with aura
  - o Probable migraine (protocol specific, as there is no 4-hour requirement per ICHD-3 Criteria)
- Treatment-aborted migraine per ICHD-3 Criteria (<4 hours in duration)

Non-Migraine Headache Day is defined as:
- At least 4 continuous hours of headache of at least moderate intensity over the course of 1 Calendar Day and does not meet criteria for a migraine day, or a day with a headache that is successfully treated with an acute medication not specific to migraine.

AEON BIOPHARMA

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9 Primary Endpoint: Change in Monthly Migraine Days (MMD) (Weeks 21 - 24) 1 See slide 16 - 4.2 (44.7%) - 4.8 (48.5%) - 5.0 (56.2%) - 0.6 - 0.8 -6 -5 -4 -3 -2 -1 0 Placebo (n=90) 150 U (n=92) 195 U (n=96) Mean Change From Baseline MMD LS Mean Diff (vs. Pl) p = 0. 2844 ( 150 U vs. Placebo) p=0. 1711 ( 195 U vs. Placebo ) • N umerical reduction of 4.8 - 5.0 migraine days is higher than the active arm in all Phase 3 CGRP studies 1

10 Secondary Endpoint: MMD Responder Rates Statistically Significant * Statistically significant 52.1 58.9 69.0 0 10 20 30 40 50 60 70 80 Placebo (n=90) 150 U (n=92) 195 U (n=96) Rate (%) p=0. 2459 (150 U vs. p lacebo) p=0. 0132 (195 U vs. p lacebo) 22.5 37.0 33.8 0 10 20 30 40 50 60 70 80 Placebo (n=90) 150 U (n=92) 195 U (n=96) Rate (%) p=0. 0245 (150 U vs. p lacebo) p=0. 0439 (195 U vs. p lacebo) R esponder definition: patient demonstrated a reduction vs. baseline in the number of monthly migraine days (MMD) of ≥ 50% and ≥ 75% during weeks 21 - 24 * * * Responder Rate (≥75% reduction in MMDs ) Responder Rate (≥50% reduction in MMDs )

11 Secondary Endpoint: Change in Monthly Headache Days (MHD) (Weeks 21 - 24) - 4.7 (43.9%) - 5.1 (47.2%) - 5.7 (55.8%) - 0.4 - 1 .0 -6 -5 -4 -3 -2 -1 0 Placebo (n=90) 150 U (n=92) 195 U (n=96) Mean Change From Baseline MHD LS Mean Diff (vs. Pl) p = 0. 5118 ( 150 U vs. Placebo) p=0. 1182 ( 195 U vs. Placebo)

12 Change in Migraine Days (MMD) Over Time Shows Evidence of Dose Response 2 nd dose cycle administered at week 12 -6.0 -5.0 -4.0 -3.0 -2.0 -1.0 0.0 0 4 8 12 16 20 24 Placebo 195 U P=0.1315 P=0.1496 -6.0 -5.0 -4.0 -3.0 -2.0 -1.0 0.0 0 4 8 12 16 20 24 Placebo 150 U p=0.0602 p=0.3037 • Lower 150U dose shows waning efficacy towards end of dosing interval • Period from 17 - 24 weeks demonstrates highest degree of separation

13 Change in Headache Days (MHD) Over Time Shows Evidence of Dose Response -7.0 -6.0 -5.0 -4.0 -3.0 -2.0 -1.0 0.0 0 4 8 12 16 20 24 Placebo 195 U P=0.1182 P=0.0513 -7.0 -6.0 -5.0 -4.0 -3.0 -2.0 -1.0 0.0 0 4 8 12 16 20 24 Placebo 150 U p=0.0740 p=0.5118 2 nd dose cycle administered at week 12

14 MMD Responder Rates Over Time Show Evidence of Dose Response Responder Rate (≥50%) Responder Rate (≥75%) • From 5 - weeks onward, >30% patients on 195U demonstrated > 75% reduction in monthly migraine days

15 Exploratory Endpoint: Patient Global Impression of Severity (PGI - S) was Statistically Significant * Statistically significant - 0.6 - 0.9 - 1 - 0.3 - 0.4 -1.2 -1 -0.8 -0.6 -0.4 -0.2 0 Placebo (n=90) 150 U (n=92) 195 U (n=96) Mean PGI - S LS Mean Diff (vs. Pl) p = 0. 0436 ( 150 U vs. p lacebo) p=0. 0028 ( 195 U vs. p lacebo) * *

Other Phase 3 Trials for CGRPs in Episodic Migraine

Brand	Generic	Trial	Duration	Dose	Primary endpoint	N	Change (days)	Diff. from PBO	p-value
Aimovig	erenumab	STRIVE	24 wks	70 mg SC QM	MMD (change from baseline to months 4-6)	312	-3.2	-1.4	<0.001
				140 mg SC QM		318	-3.7	-1.9	<0.001
				Placebo		316	-1.8	—	—
		ARISE	12 wks	70 mg SC QM	MMD (change from baseline in last 4 wks of trial)	282	-2.9	-1.1	<0.001
				Placebo		288	-1.8	—	—
Ajovy	fremanezumab		12 wks	225 mg SC QM	MMD (change during 12wk trial, after 1st dose)	287	-3.7	-1.5	<0.001
				675 mg SC Q3M		288	-3.4	-1.2	<0.001
				Placebo		290	-2.2	—	—
Emgality	galcanezumab	EVOLVE-1	6 months	120 mg SC QM	MMD (change from baseline during treatment)	210	-4.7	-1.9	<0.001
				Placebo		425	-2.8	—	—
		EVOLVE-2	6 months	120 mg SC QM	MMD (change from baseline during treatment)	231	-4.3	-2	<0.001
				Placebo		461	-2.3	—	—
Nurtec ODT	rimegepant	Study 1	12 wks	75 mg ODT QOD	MMD (change from baseline during treatment)	348	-4.3	-0.8	0.01
				Placebo		347	-3.5	—	—
QULIPTA	atogepant	ADVANCE	12 wks	10 mg ODT OD	MMD (change from baseline across 12wk treatment)	214	-3.7	-1.2	<0.001
				30 mg ODT OD		223	-3.9	-1.4	<0.001
				60 mg ODT OD		222	-4.2	-1.7	<0.001
				Placebo		214	-2.5	—	—
Vyepti	eptinenzumab		12 wks	100 mg IV Q3M	MMD (change from baseline across 12wk treatment period)	221	-3.9	-0.7	0.018
				300 mg IV Q3M		222	-4.3	-1.1	<0.001
				Placebo		222	-3.2		

AEON BIOPHARMA

Not intended for cross-trial comparisons
Sources: Individual product labels and FDA summary basis of approvals; Neurol Ther. (2021) 10:469–497

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17 ABP - 450 Has a Favorable Safety Profile AE Summary Placebo (N=97) Number of patients (% of patients) ABP - 450 150 Units (N=99) Number of patients (% of patients) ABP - 450 195 Units (N=109) Number of patients (% of patients) Patients with Treatment - emergent Adverse Event ( TEAE ) 57 (58.8) 54 (54.5) 59 (54.1) Patients With Serious TEAE (SAE) 2 (2.1) 3 (3.0) 1 (0.9) Patients With Treatment - related SAEs 0 1 (1.0) 0 Patients with Treatment - related TEAEs 7 (7.2) 13 (13.1) 11 (10.1) Migraine 0 0 3 (2.8) Muscular weakness 0 1 (1.0) 2 (1.8) Eyelid ptosis 1 (1.0) 1 (1.0) 1 (0.9) Injection site 0 0 2 (1.8) Neck pain 1 (1.0) 1 (1.0) 1 (0.9)

18 Efficacy Results from Phase 2 with ABP - 450 in Episodic Migraine Primary Endpoint - mean change from baseline in monthly migraine days (MMD) at weeks 21 - 24 Key Secondary and Exploratory Endpoint – Statistically significant • Treatment effect (vs. placebo): – 4.2 days placebo – 4.8 days for 150 U dose ( - 0.6 days placebo - adjusted; p=0.2844) – 5.0 days for 195 U dose ( - 0.8 days placebo - adjusted; p=0.1711) • Over time, both doses numerically separate from placebo starting at week 4 • Evidence of dose response favoring the 195 U arm • Durability over the 3 - month period (weeks 13 - 24) supports utilization as primary endpoint in Phase 3 • ≥ 75% responder rate : – 23% placebo – 37% for 150 U dose ( p=0. 0245 ) – 34% for 195 U dose ( p=0. 0439 ) • Patient Global Impression of Severity (PGI - S): – - 0.6 placebo – - 0.9 for 150 U dose ( p=0. 0436 ) – - 1.0 for 195 U dose ( p=0. 0028 ) • ≥ 50% responder rate: – 23% placebo – 59% for 150 U dose ( p=0. 2459) – 69% for 195 U dose ( p=0. 0132)

19 Actual Results vs. Simulated Sample Size Endpoints Actual Phase 2 Data Simulated Sample Size* 150U vs. Pbo (n: 92 vs. 90) 195U vs. Pbo (n: 96 vs. 90) 195U vs. Pbo (n: 200 vs. 200) 195U vs. Pbo (n: 400 vs. 400) Primary MMD at weeks 21 - 24 - 0.6 (p=0.2844) - 0.8 (p=0.1711) p=0.0409 p=0.0039 Post - hoc MMD at weeks 13 - 24 - 0.6 (p=0.1871) - 0.7 (p=0.1094) p=0.0356 p=0.0030 Secondary MHD at weeks 21 - 24 - 0.4 (p=0.5118) - 1.0 (p=0.1182) p=0.0200 p=0.0010 Post - hoc MHD at weeks 13 - 24 - 0.7 (p=0.1907) - 0.9 (p=0.0564) p=0.0160 p=0.0007 *Simulated p - values could meet statistical significance < 0.05 • Increasing the sample size to 200 and 400 patients per arm would increase the statistical power

20 Next Steps and Upcoming Events Phase 2 in Chronic Migraine Considerations for Phase 3 in Episodic Migraine Enrollment now ~430 patients and expect to complete enrollment of 465 patients in Q4 Top - line results expected in 2H 2024 Differences from Phase 2 in episodic migraine: – Higher number of patients per arm improves statistical power (~155 vs. ~90) – Higher number of monthly migraine days at baseline (~17 vs. ~9 ) – more room to improve – Likely to include more treatment - experienced patients to lower the placebo - effect Plan to request End - of - Phase 2 meeting with FDA and conduct in 1H 2024 Anticipate initiating P3 program in 2H 2024 after results from P2 in chronic migraine Likely to include only higher dose 195U (1:1 randomization) ~400 patients per arm To reduce placebo effect, the Company will require patients to have failed at least 1 prior preventive regimen To reduce placebo effect, the Company will require patients with at least 3 years of migraine history Primary endpoint likely to be reduction in MMD over the 2 nd treatment period (weeks 13 - 24)

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